UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On October 27, 2022, AIM ImmunoTech Inc. (the “Company”) posted the below message on Stocktwits.com and Yahoo! Finance:

We issued a letter to shareholders and encourage shareholders to read the letter, which can be found at https://www.businesswire.com/news/home/20221026006042/en/AIM-ImmunoTech-Board-Issues-Letter-to-Shareholders

AIM_ImmunoTech

businesswire

A BERKSHIRE HATHAWAY COMPANY

AIM ImmunoTech Board Issues Letter to Shareholders

via: Businesswire